SUPERIOR
DRILLING PRODUCTS

Third Quarter 2023
Financial Results Conference Call

November 9, 2023

Troy Meier
Chairman and Chief Executive Officer

Christopher Cashion
Chief Financial Officer

NYSE American: SDPI
www.sdpi.com

SAFE HARBOR STATEMENT

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the Company's strategic review process, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Forward Looking Non-GAAP Financial Measures

Forward-looking adjusted EBITDA is a non-GAAP measure. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measure because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort largely because forecasting or predicting our future operating results is subject to many factors out of our control or not readily predictable. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company's fiscal 2022 and future financial results. This non-GAAP financial measure is a preliminary estimate and is subject to risks and uncertainties, including, among others, changes in connection with purchase accounting, quarter-end and year-end adjustments. Any variation between the Company's actual results and preliminary financial data set forth in this presentation may be material.

SUPERIOR DRILLING PRODUCTS

THIRD QUARTER 2023 OVERVIEW

Q3 2023

$5.1M
Revenue

$14K
Net Income

15.5%
Adj. EBITDA Margin*

Third quarter revenue was solid considering the 15% decline in U.S. rig count year-over-year

International revenue grew 6% Y/Y

Generated strong cash from operations of $3.2 million in the quarter and $4.1 million YTD

Strengthened international technical support team to better capture opportunities

Completed debt refinancing

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

Revenue down slightly Y/Y despite Significant U.S. Rig Decline

Compared with prior-year period unless otherwise noted

($ in millions)



$5.2
$5.3
$6.3
$5.4
$5.1
$4.6
$4.5
$5.5
$4.3
$4.5
$0.6
$0.7
$0.8
$1.0
$0.6
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
International
North America

North America revenue decreased 3% Y/Y

- Average U.S. rig count of 650 in Q3 23 was down 111 rigs, or 15%, compared to Q3 22, and down 72 rigs sequentially; Further decrease in October to 618 rigs
- Lower rig count impacted Drill-N-Ream® (DNR) tool sales and contract services work
- North America revenue comprised 88% of total

International revenue increased 6% Y/Y

- Rig count increased from 900 at year-end 2022 to 962 rigs end of Oct 2023
- Sequential revenue change largely due to timing of opportunities as the Company continued to invest in the technical support team during the quarter

Numbers may not sum due to rounding

Tool and Contract Services Revenue

Compared with prior-year period unless otherwise noted

($ in millions)

Contract Services revenue down 2% Y/Y

Holding up relatively well given rig count pressure; working to increase bit refurbishment business from second customer

Tool (DNR) revenue down 3% Y/Y

U.S. distributor of the DNR improved market share despite lower rig count

Revenue by Product



$5.2
$1.8
$3.3
$5.3
$1.9
$3.3
$6.3
$2.0
$4.3
$5.4
$1.8
$3.6
$5.1
$1.8
$3.3
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Tool (DNR) Revenue
Contract Services

Tool (DNR) Revenue is the sum of tool sales (North America), rental revenue (International) and other related tool revenue, which is comprised of royalties and fleet maintenance fees. Contract Services revenue is comprised of repair and manufacturing services for drill bits and other tools or products for customers.

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

INVESTMENTS TO ADDRESS INTERNATIONAL EXPECTATIONS

Compared with prior-year period unless otherwise noted

($ in millions)

SG&A expenses increased 50% Y/Y given international expansion and additional travel-related expenses in support of business development activities

- Also included legal expenses of $260 thousand due to continuing litigation for the Company's patent infringement lawsuit over violations of the patents on its DNR
- $80 thousand in fees as part of the Company's strategic review process

Operating Expenses



$4.3
0.363
$1.7
$2.2
$4.6
$0.3
$2.1
$2.2
$4.9
$0.3
$2.3
$2.2
$4.8
$0.3
$2.5
$2.0
$4.9
$0.3
$2.6
$2.0
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Cost of Revenue
SG&A
Depreciation & Amortization

Numbers may not sum due to rounding

RESULTS REFLECT LOWER VOLUME, UNDER ABSORPTION AND ADDED EXPENSES

($ in thousands)


Net Income (Loss) & Diluted EPS
$639
$0.02
$333
$0.01
$1,513
$0.05
$323
$0.01
$14
$0.00
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23


Adjusted EBITDA and Margin*
$1,525
29.5%
$1,350.0
25.7%
$2,019
32.1%
$1,213.0
22.6%
$784
15.5%
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

BALANCE SHEET STRENGTHENED

($ in millions)

Cash and Equivalents


$2.0
$2.2
$2.0
$1.2
$4.3
9/30/2022
12/31/2022
3/31/2023
6/30/2023
9/30/2023

Total Debt


$2.9
$1.5
$1.4
$2.5
$0.8
$1.7
$1.7
$2.5
12/31/2020
12/31/2021
12/31/2022
9/30/2023
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

In July 2023, executed new credit agreement, which included

- 5-year, $1.7 million term loan
- 2-year, $750,000 revolving credit line
- Accounts receivable program
- Reduced term loan interest rate to 8.18% from 13.85%

Generated $3.2 million of cash from operations in Q3; $4.1 million YTD

Cash up considerably at quarter-end

- Improved working capital
- Timing associated with the accounts receivable lending program

CapEx spending of $3.1 million YTD largely in support of the Company's Middle East operations

Reaffirmed Fiscal 2023 Guidance[1]

	Guidance
Revenue	$22.0 million to $24.0 million
SG&A expense	$9.0 million to $9.5 million (includes approximately $1.2 million in legal expenses for ongoing patent infringement litigation)
Adjusted EBITDA[2]	$5.5 million to $6.5 million
CapEx	$3.5 million to $4.0 million

[1] Expectations provided on November 9, 2023

[2] Adjusted EBITDA is a non-GAAP measure. See Forward Looking Non-GAAP Financial Measures on Slide 2 for more information

OUTLOOK AND OPPORTUNITIES[1]



North America:

- Expect near-term demand to remain pressured given rig count
- Working with second bit refurbishment customer to increase business
- Rationalized domestic operations: expect annual expense savings of ~$600 thousand with one-time severance costs in Q4 23

International:

- Large opportunity; greater awareness of the DNR benefits
- Added new business development team lead and invested in technical support group to capitalize on opportunities
- New service and technology facility provides rapid response to opportunities and enables localized inventory to reduce transportation costs
  - Preparing site for future bit refurbishment business
- Advanced ISO quality standards to expand to U.A.E. and Saudi Arabia

[1] *Expectations provided on November 9, 2023*

SUPERIOR
DRILLING PRODUCTS



Supplemental Information

Adjusted EBITDA Reconciliation

	September 30 2022	December 31 2022	March 31 2023	June 30 2023	September 30 2023
GAAP Net Income	**$ 638,732**	**$ 333,096**	**$ 1,513,219**	**$ 323,167**	**$ 13,839**
Add back:					
Depreciation and amortization	362,773	327,825	326,014	349,446	337,653
Interest expense, net	143,564	148,962	137,193	116,111	191,213
Share-based compensation	218,217	232,921	227,148	229,671	232,446
Net non-cash compensation	88,200	88,200	88,200	88,200	88,200
Income tax expense	44,169	87,117	77,612	106,654	76,861
Impairment of asset	-	130,375	-	-	-
Loss on disposition of assets	29,381	1,550	-	-	-
Disgorgement of short-swing profits	-	-	-	-	(198,894)
Debt termination fee	-	-	-	-	43,000
Recovery of related party note receivable	-	-	(350,262)	-	-
Non-GAAP adjusted EBITDA[1]	**$ 1,525,035**	**$ 1,350,046**	**$ 2,019,124**	**$ 1,213,249**	**$ 784,318**
GAAP Revenue	$ 5,172,545	$ 5,254,136	$ 6,281,214	$ 5,367,350	$ 5,052,203
Non-GAAP Adjusted EBITDA Margin	29.5%	25.7%	32.1%	22.6%	15.5%

[1]Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS